UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2021

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Allonge to Vista Note

On May 4, 2021, Brain Scientific Inc. (the “Company”) entered into an Allonge #4 to Convertible Note (the “Allonge #4”), which amends that certain Convertible Note of the Company (the “Original Note”) in the original principal amount of $275,000 (the “Original Principal Amount”) dated December 31, 2019, in favor of Vista Capital Investments, LLC (“Vista”), as the Original Note was amended by that Allonge dated August 8, 2020, that Allonge #2 dated as of October 29, 2020 and that Allonge #3 dated as of February 8, 2021. The Allonge #4 amends the Original Note, as amended, by extending the maturity date thereof to August 1, 2021.

As consideration for the Allonge #4, the Original Principal Amount as of May 4, 2021 was increased by an additional ten percent, the Company agreed to issue 50,000 shares of its common stock to Vista (the “Consideration Shares”) and the expiration date of certain warrants issued to Vista on December 31, 2019 were extended to December 31, 2027.

The foregoing is a brief description of the terms of the Allonge #4 and is qualified in its entirety by reference to the full text of the Allonge #4.

Loan Agreement

On May 6, 2021, the Company entered into a Loan Agreement (the “Loan Agreement”) with Jeb Partners, L.P. (the “Lender”), pursuant to which the Company borrowed $150,000 from the Lender (the “Loan”). The Loan shall be repaid in full on the six month anniversary of the loan date. The interest rate is 10% per annum.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 2.03 of this Current Report on Form 8-K relating to the issuance of the Consideration Shares is incorporated by reference herein. The Consideration Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as no general solicitation was used in the offer and sale of such securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2021

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board, Secretary and Executive Vice President